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                                                                   EXHIBIT 10.71

                              SETTLEMENT AGREEMENT

                                       and

                             GENERAL MUTUAL RELEASES

     This SETTLEMENT AGREEMENT and GENERAL MUTUAL RELEASES (the "Settlement Agreement") is made as of the date of last execution below by and between MED DIVERSIFIED, INC. (fka e-MedSoft.com) ("Med"), and HOSKIN INTERNATIONAL, LTD. ("Hoskin") (collectively, the "Parties").

     1. RECITALS. This Settlement Agreement is made with reference to the following facts:

           1.1 MED'S CLAIMS. On or about October 29, 2001, Med initiated Commercial Arbitration No. 50-T-168-00515-01 (the "Arbitration") before the International Centre for Dispute Resolution of the American Arbitration Association. In its demand for arbitration (the "Claim"), Med alleged, among other things, that Hoskin had fraudulently induced Med to enter into a February 20, 2001 Common Stock Purchase Agreement (the "Agreement") and a related warrant (the "Warrant") through misstatements of material fact and failure to disclose facts that Hoskin had a duty to disclose. The allegations in the Claim are hereinafter referred to as "Med's Claims." Hoskin denies Med's claims.

           1.2 HOSKIN'S CLAIMS. On or about December 28, 2001, Hoskin filed a counterclaim (the "Counterclaim") in the Arbitration, in which it contended that Med was liable to Hoskin for failing to timely register the Warrant and for other alleged breaches of the Agreement and Warrant. (Hoskin's claims are hereinafter referred to as "Hoskin's Claims.") Med denies Hoskin's claims. (Med's Claims and Hoskin's Claims are hereinafter referred to as the "Claims.")

           1.3 REASONS FOR SETTLEMENT. In order to avoid the expense and inconvenience of further litigation, the Parties have agreed to compromise their respective claims and defenses. This Settlement Agreement is a compromise of disputed claims, and nothing contained herein is to be construed as an admission of fact or of liability on the part of any Part or of the absence of liability by any Party with respect to the Claims.

     NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

     2. INCORPORATION OF RECITALS. The recitals above are incorporated by reference and hereby made a part of the Parties' agreement.

     3.    REPRESENTATIONS AND WARRANTIES.

           3.1 Each Party hereby represents and warrants to each other Party that it is the owner, free and clear, of each of the rights to prosecute and/or to compromise and settle all of the claims released by that Party in this Settlement Agreement; and

           3.2 Each Party hereby represents and warrants to each other party that it has not transferred, hypothecated, assigned, or suffered the involuntary loss of any of the rights to

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prosecute or to compromise and settle any of the claims released by that Party in this Settlement Agreement.

     4. MED'S PAYMENT TO HOSKIN. Following the full execution of this Settlement Agreement, Med shall pay Hoskin the total amount $75,000 (the "Settlement Payment"). Med shall satisfy this obligation by paying Hoskin $25,000 on or before November 15, 2002, November 30, 2002 and December 31, 2002. Notwithstanding the foregoing, Med shall not be in "default" under this Paragraph unless it fails to pay any amount due within ten calendar days of receiving written notice from Hoskin of Med's failure to make a required payment.

     5. STAY AND DISMISSAL OF THE ARBITRATION. Immediately upon the full execution of this Settlement Agreement, Hoskin will cooperate with Med to cause the Arbitration to be stayed pending Med's performance of its obligations under this Settlement Agreement. The Stay shall be lifted if Med defaults by failing to make a timely installment payment of the Settlement Payment. Immediately upon Med's performance of its final obligation under this Settlement Agreement, Hoskin will cooperate with Med and execute all documents necessary to cause the Arbitration to be dismissed with prejudice.

     6. GENERAL MUTUAL RELEASES. Upon Med's payment to Hoskin of the entire Settlement Payment, except for those executory rights created by and described in this Settlement Agreement, Med, on the one hand, and Hoskin, on the other hand, hereby, for themselves and for their attorneys, agents, employees, officers, directors, representatives, partners, joint ventures, spouses, children, heirs, executors, parents, subsidiaries, investment advisors (including anyone associated with their investment advisors), related entities, predecessors, successors, assigns and insurers, release and forever discharge each other and the other's present, past, and future attorneys, agents, employees, officers, directors, representatives, partners, joint ventures, spouses, children, heirs, executors, parents, subsidiaries, investment advisors (including anyone associated with their investment advisors), related entities, predecessors, successors, assigns and insurers, from any and all claims, claims for relief, demands, debts, liabilities, accounts, obligations, costs, expenses, liens, actions, causes of action (at law, in equity, or otherwise), rights, rights of action, rights of indemnity (legal or equitable), rights of subrogation, rights to contribution, and remedies of any nature whatsoever, known or unknown (whether presently existing or accruing hereafter), including, but not limited to those claims and causes of action based upon, related to, arising out of, or resulting from the Claims. If Med falls timely to pay Hoskin the entire Settlement Payment, there shall be no releases and any partial payments by Med shall be a credit (or debit) against any subsequent recovery, either voluntary or by judgment or award.

     7.    UNKNOWN AND FUTURE CLAIMS; WAIVER OF CALIFORNIA CIVIL CODE
SECTION 1542. Subject to the provisions in Paragraph 6, the Parties hereto also waive expressly each and all of the provisions of California Civil Code Section 1542, which reads as follows:

           SECTION 1542. CERTAIN CLAIMS NOT AFFECTED BY
           GENERAL RELEASE. A GENERAL RELEASE DOES NOT
           EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN

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           BY HIM MUST HAVE MATERIALLY AFFECTED HIS
           SETTLEMENT WITH THE DEBTOR.

The Parties understand and acknowledge the significance and consequences of this Settlement Agreement and of their specific waiver of Section 1542, and expressly agree that this Settlement Agreement shall be given full force and effect according to each and all of its terms and provisions, including those relating to unknown and unsuspected claims, demands, obligations and causes of action, if any, as well as those relating to any other claims, demands, obligations or causes of action herein specified. Med acknowledge that they and their attorneys may hereafter discover facts different from or in addition to those which they now know or believe to be true with respect to the claims, demands, debts, liabilities, accounts, obligations, and causes of action of every kind released herein. Med agree that the releases given herein shall be and remain in effect as a full and complete release of the persons and entities released thereby, notwithstanding any such different or additional facts.

     8.    MISCELLANEOUS PROVISIONS.

           8.1 VOLUNTARY AGREEMENT. This Settlement Agreement is executed voluntarily and without duress or undue influence from or on behalf of any person, firm, or entity, whether public or private. Each Party acknowledges that it has been represented by independent counsel of its own choosing in the negotiation of this Settlement Agreement, and that it has been advised regarding the same before it executed this Settlement Agreement.

           8.2 NO REPRESENTATIONS. No representations have been made by any Party to any other Party except for those contained in this Settlement Agreement.

           8.3 ENTIRE AGREEMENT; EXTINCTION OF ANY PRIOR REPRESENTATIONS OR AGREEMENTS. This Settlement Agreement contains the entire agreement between Med and Hoskin with respect to the subject matters of the Claims and this Settlement Agreement. This Settlement Agreement supersedes every representation, warranty, or agreement relating to any matter covered by this Settlement Agreement between or among the Parties, or any of them, which predates the execution hereof. Any such representation, warranty, or agreement which is not specifically referred to herein, whether written or oral, shall be void and will not bind any of the Parties hereto.

           8.4 SETTLEMENT AGREEMENT BINDING UPON SUCCESSORS. This Settlement Agreement shall bind and inure to the benefit of the respective successors, assigns and personal representatives of Med and Hoskin.

           8.5 CHOICE OF LAW AND FORUM. This Settlement Agreement shall be governed by the laws of the State of California applicable to contracts executed in and to be performed entirely within that state. The Parties agree that any action or proceeding initiated by either Party arising directly or indirectly out of this Settlement Agreement shall be litigated in a federal or state court located in Los Angeles, California. The Parties waive any claim that a federal or state court located in Los Angeles, California is an inconvenient or improper forum. The parties also agree that should either party default in its obligations under this Settlement Agreement or a

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interruption or stay, even if an action is commenced regarding a default or dispute arising out of this Settlement Agreement.

           8.6 ATTORNEYS' FEES. Should any Party hereto institute any action or proceeding to enforce any term or provision hereof, or for damages by reason of any alleged breach of any term or provision hereof, or for a declaration of such Party's rights or obligations hereunder, or for any other judicial remedy, whether legal or equitable, the prevailing Party in such action or proceeding shall recover from the losing Party all attorneys' fees, costs, and expenses actually paid by the prevailing Party to its attorneys for the services rendered the prevailing Party in any such action or proceeding and in collecting any judgment.

           8.7 MODIFICATIONS AND AMENDMENTS. No amendment, change, or modification of this Settlement Agreement shall be valid unless it is in writing and signed by all parties to be charged thereby.

           8.8 PARTIES TO BEAR OWN COSTS. Med and Hoskin shall each bear its attorneys' fees and expenses of the Arbitration and of the negotiation and execution of this Settlement Agreement.

           8.9 COUNTERPARTS. This Settlement Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute together one and the same instrument.

           8.10 FACSIMILE SIGNATURE. Facsimile copies of signatures on this Settlement Agreement shall be deemed valid and original.

           8.11 TITLES AND CAPTIONS. The paragraph titles or captions contained in this Settlement Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or describe the scope of this Settlement Agreement or the intent of any provision herein.

           8.12 NEGOTIATED AGREEMENT. This Settlement Agreement is the result of a negotiation between Med and Hoskin, and is not the product of any one Party. There shall be no presumption in the interpretation hereof that any ambiguity is to be resolved against any Party hereto.

           8.13 SEVERABILITY. If any provision of this Settlement Agreement shall be deemed for any reason to be invalid, illegal or unenforceable, such provision shall be severed from the remainder of this Settlement Agreement, and that remainder shall continue in full force and effect.

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           8.14  LEGAL COUNSEL. PLAINTIFFS AND DEFENDANTS ACKNOWLEDGE THAT THEY
HAVE BEEN REPRESENTED BY INDEPENDENT COUNSEL OF THEIR OWN CHOOSING IN THE NEGOTIATION OF THE SETTLEMENT AGREEMENT AND THAT THEY HAVE BEEN FULLY ADVISED REGARDING ALL ASPECTS AND RAMIFICATIONS OF THE SAME BEFORE THEY EXECUTED IT.

                      MED DIVERSIFIED, INC.

Dated: 11/5/02             /s/ Edwin A. Reilly
      -----------     -----------------------------------
                      By:  Edwin A. Reilly
                           -------------------------------
                      Its: Exec. VP Admin & - HR
                           -------------------------------

                      HOSKIN INTERNATIONAL, LTD.

Dated:
      -----------     -----------------------------------
                      By:
                           -------------------------------
                      Its:
                           -------------------------------

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           2.14  LEGAL COUNSEL. PLAINTIFFS AND DEFENDANTS ACKNOWLEDGE THAT THEY
HAVE BEEN REPRESENTED BY INDEPENDENT COUNSEL OF THEIR OWN CHOOSING IN THE NEGOTIATION OF THIS SETTLEMENT AGREEMENT AND THAT THEY HAVE BEEN FULLY ADVISED REGARDING ALL ASPECTS AND RAMIFICATIONS OF THE SAME BEFORE THEY EXECUTED IT.

                      MED DIVERSIFIED, INC.

Dated:                    /s/
      -----------     -----------------------------------
                      By:
                           -------------------------------
                      Its:
                           -------------------------------

                      HOSKIN INTERNATIONAL, LTD.

Dated:                     /s/ [ILLEGIBLE]
      -----------     -----------------------------------
                      By:  [ILLEGIBLE]
                           -------------------------------
                      Its: DIRECTOR
                           -------------------------------

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                          COMMONWEALTH OF MASSACHUSETTS
ESSEX, ss.

On November 5, 2002 before me, Eileen Rondeau, personally appeared
Edwin A. Reilly, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the entity upon behalf of which he acted, executed the instrument.

WITNESS my hand and seal.

  /s/ Eileen Rondeau
-------------------------------
Signature of Notary


[Notarial Seal]